                                                                 Exhibit 4.1

Number                                 COLLATERAL                     Shares
                                      THERAPEUTICS

  COMMON STOCK                                               COMMON STOCK

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE


                                                                       CUSIP

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE OF
                          COLLATERAL THERAPEUTICS, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               [SEAL]             /s/ Christopher Reinhard
                                                 --------------------------
                                                  CHIEF OPERATING OFFICER

   /s/ Jack W. Reich, Ph.D.                         /s/ Craig S. Andrews
--------------------------------                 --------------------------
         PRESIDENT                                        SECRETARY

SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY


       COUNTERSIGNED AND REGISTERED
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                           TRANSFER AGENT AND REGISTRAR

       BY
          ----------------------------------------------------------------
                                 AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT --                   Custodian
                     -----------------           ----------------
                          (Cust)                      (Minor)
                     under Uniform Gifts to Minors
                     Act
                        -----------------------------------------
                                         (State)

UNIF TRF MIN ACT --                    Custodian (until age       )
                     -----------------                      ------
                          (Cust)

                     --------------------  under Uniform Transfers
                          (Minor)
                     to Minors Act,
                                    ------------------------------
                                               (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


---------------------------------------

-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------                 X
                                             ----------------------------------
                                           X
                                             ----------------------------------
                                             THE SIGNATURE(S) TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME(S) AS
                               NOTICE:       WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed





By
   -----------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.